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                                                                      EXHIBIT 10

INDEPENDENT AUDITORS' CONSENT

CMA Ohio Municipal Money Fund of
CMA Multi-State Municipal Series Trust:


We consent to the incorporation by reference in this Post-Effective Amendment No. 10 to Registration Statement No. 33-38835 of our report dated May 19, 1999 appearing in the annual report to shareholders of CMA Ohio Municipal Money Fund of CMA Multi-State Municipal Series Trust for the year ended March 31, 1999, and to the reference to us under the caption "Financial Highlights" in the Prospectus, which is a part of such Registration Statement.



/s/ Deloitte & Touche LLP



Deloitte & Touche LLP
Princeton, New Jersey
July 23, 1999